Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-06784, 333-08146, 333-11842, 333-09350, 333-11154, 333-13686, 333-111112, 333-111113, 333-134355, 333-144589 and 333-145981) and on Form F-3 (Registration Nos. 333-07130, 333-07266, 333-07740, 333-12996, 333-12350, 333-109766 and 333-127883) of our reports dated April 14, 2008, with respect to the consolidated financial statements of NICE-Systems Ltd. and subsidiaries and the effectiveness of internal control over financial reporting of NICE-Systems Ltd. and subsidiaries included in the Annual Report (Form 20-F) for the year ended December 31, 2007.

Tel Aviv, Israel April 14, 2008	/s/ KOST, FORER, GABBAY & KASIERER —————————————————— KOST, FORER, GABBAY & KASIERER A Member of Ernst & Young Global